Exhibit 99

Public Service Enterprise Group 80 Park Plaza Newark, NJ 07102

PSEG ANNOUNCES THIRD QUARTER 2025 RESULTS

$1.24 PER SHARE NET INCOME

$1.13 PER SHARE NON-GAAP OPERATING EARNINGS

(NEWARK, N.J. – November 3, 2025) Public Service Enterprise Group (NYSE: PEG) reported the following results for the third quarter and nine months ended September 30, 2025:

PSEG Consolidated (unaudited)

Third Quarter Comparative Results

	Income		Earnings Per Share
($ millions, except per share amounts)	2025	2024	2025	2024
Net Income	$622	$520	$1.24	$1.04
Reconciling Items	(57)	(72)	(0.11)	(0.14)
Non-GAAP Operating Earnings	$565	$448	$1.13	$0.90
Average Shares Outstanding (Diluted)			501	500

See Attachments 8 and 9 for a complete list of items excluded from Net Income in the determination of non-GAAP Operating Earnings.

PSEG Consolidated (unaudited)

Nine Months Ended September 30, Comparative Results

	Income		Earnings Per Share
($ millions, except per share amounts)	2025	2024	2025	2024
Net Income	$1,796	$1,486	$3.59	$2.97
Reconciling Items	(129)	(68)	(0.26)	(0.13)
Non-GAAP Operating Earnings	$1,667	$1,418	$3.33	$2.84
Average Shares Outstanding (Diluted)			501	500

See Attachments 8 and 9 for a complete list of items excluded from Net Income in the determination of non-GAAP Operating Earnings.

Third Quarter 2025 Highlights

•

PSEG’s solid third quarter and year-to-date operating and financial results reflect the expected incremental impact of new rates from the October 2024 base rate case settlement for the full quarter and higher power pricing for the year-to-date period.

•

Our results through the first nine months enable us to narrow our 2025 non-GAAP Operating Earnings guidance to the upper half of the range at $4.00 to $4.06 per share, from $3.94 to $4.06 per share prior.

•	Regulated investment was approximately $1 billion in the quarter and $2.7 billion over the first nine months of 2025 as part of our planned $3.8 billion capital spending program focused on replacing and modernizing New Jersey’s energy infrastructure, meeting load growth, and expanding energy efficiency programs that lower energy demand and customer bills.

•	PSEG Nuclear supplied the grid with 7.9 TWh of reliable, carbon-free baseload energy in the third quarter, while providing PSEG with the financial flexibility to fund our regulated investments.

•

Our 100%-owned Hope Creek unit completed a breaker-to-breaker run, operating for 499 continuous days since its last refueling outage, and recently completed work to extend its fuel cycle from 18 to 24 months, positioning the unit to produce more megawatt hours going forward.

•

The Long Island Power Authority Board of Trustees approved a five-year contract extension of PSEG Long Island as operations service provider for electric service on Long Island and in the Rockaways through 2030.

“We continue executing PSEG’s growth plan with a focus on operational excellence and rigorous cost discipline to maintain reliability and provide value for our customers. This summer, however, a growing generation supply-demand imbalance, along with the impact of PJM’s capacity market results, which PSE&G passes through to customers, directly caused summer electric bills to rise nearly 20%. To address the growing resource adequacy imbalance in the mid-Atlantic region, we are actively collaborating with the State and other stakeholders to develop real solutions in New Jersey and ensure we can affordably meet our customers’ energy needs.

We are reaffirming PSEG’s five-year, non-GAAP Operating Earnings growth outlook of 5% to 7% through 2029 as we continue to pursue opportunities incremental to our long-term forecast, including the potential to contract our nuclear output under multi-year agreements and potential incremental investments to address the near-term need for additional supply due to growing customer demand. Notably, our solid balance sheet enables the funding of PSEG’s five-year capital investment program of $22.5 billion to $26 billion without the need to issue new equity or sell assets and provides the opportunity for consistent and sustainable dividend growth,” said Ralph LaRossa, PSEG’s chair, president and CEO.

PSEG Results by Segment (unaudited)

Third Quarter and Nine Months Ended September 30, Comparative Results

($ millions)	3Q 2025	3Q 2024	YTD 2025	YTD 2024
PSE&G Net Income/Non-GAAP Operating Earnings	$515	$379	$1,393	$1,169
PSEG Power & Other Net Income	107	141	403	317
Total PSEG Net Income	$622	$520	$1,796	$1,486

PSEG Power & Other Non-GAAP Operating Earnings	$50	$69	$274	$249
Total PSEG Non-GAAP Operating Earnings	$565	$448	$1,667	$1,418

PSE&G’s results for the third quarter reflect the new electric and gas rates placed into effect last October 15, 2024, following settlement of its first distribution base rate case since 2018 as well as margin from Transmission and Energy Efficiency investments. Partly offsetting this in the quarter’s results was higher expected operation and maintenance costs, as well as higher depreciation and interest expenses driven by Distribution investments.

Results for PSEG Power & Other reflect higher nuclear related operation and maintenance costs from the Hope Creek refueling outage and fuel cycle extension work along with lower generation volume, partly offset by higher power pricing.

###

PSEG will host a conference call to review its third quarter 2025 results, earnings guidance, and other matters with the financial community at 11:00 a.m. ET today. Please register to access this event by visiting: https://investor.pseg.com/investor-news-and-events

Media Relations:	Investor Relations:
(973) 430-7734 DL-ENT-pseg.communications@pseg.com	(973) 430-6565 PSEG-IR-GeneralInquiry@pseg.com

About PSEG

Public Service Enterprise Group (PSEG) (NYSE: PEG) is a predominantly regulated infrastructure company operating New Jersey’s largest transmission and distribution utility, serving approximately 2.4 million electric and 1.9 million natural gas customers. PSEG also owns an independent fleet of 3,758 MW of carbon-free, baseload nuclear power generating units in NJ and PA. Guided by its Powering Progress vision, PSEG aims to power a future where people use less energy, and it’s cleaner, safer and delivered more reliably than ever. PSEG is a member of the S&P 500 Index and has been named to the Dow Jones Sustainability North America Index for 17 consecutive years. PSEG’s businesses include Public Service Electric and Gas Co. (PSE&G), PSEG Power and PSEG Long Island (https://corporate.pseg.com).

Non-GAAP Financial Measures

Management uses non-GAAP Operating Earnings in its internal analysis, and in communications with investors and analysts, as a consistent measure for comparing PSEG’s financial performance to previous financial results. Non-GAAP Operating Earnings exclude the impact of gains (losses) associated with the Nuclear Decommissioning Trust (NDT), Mark-to-Market (MTM) accounting and other material infrequent items.

See Attachments 8 and 9 for a complete list of items excluded from Net Income in the determination of non-GAAP Operating Earnings. The presentation of non-GAAP Operating Earnings is intended to complement and should not be considered an alternative to the presentation of Net Income, which is an indicator of financial performance determined in accordance with GAAP. In addition, non-GAAP Operating Earnings as presented in this report may not be comparable to similarly titled measures used by other companies.

Due to the forward-looking nature of non-GAAP Operating Earnings guidance, PSEG is unable to reconcile this non-GAAP financial measure to the most directly comparable GAAP financial measure because comparable GAAP measures are not reasonably accessible or reliable due to the inherent difficulty in forecasting and quantifying measures that would be required for such reconciliation. Namely, we are not able to reliably project without unreasonable effort MTM and NDT gains (losses), for future periods due to market volatility. These items are uncertain, depend on various factors, and may have a material impact on our future GAAP results.

Forward-Looking Statements

Certain of the matters discussed in this report about our and our subsidiaries’ future performance, including, without limitation, future revenues, earnings, strategies, prospects, consequences, and all other statements that are not purely historical constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ materially from those anticipated. Such statements are based on management’s beliefs as well as assumptions made by and information currently available to management. When used herein, the words “anticipate,” “intend,” “estimate,” “believe,” “expect,” “plan,” “should,” “hypothetical,” “potential,” “forecast,” “project,” variations of such words and similar expressions are intended to identify forward-looking statements. Factors that may cause actual results to differ are often presented with the forward-looking statements themselves. Other factors that could cause actual results to differ materially from those contemplated in any forward-looking statements made by us herein are discussed in filings we make with the United States Securities and Exchange Commission (SEC), including our Annual Report on Form 10-K and subsequent reports on Form 10-Q and Form 8-K. These factors include, but are not limited to:

•	any inability to successfully develop, obtain regulatory approval for, or construct transmission and distribution, and our nuclear generation projects;

•

the physical, financial and transition risks related to climate change, including risks relating to potentially increased legislative and regulatory burdens, changing customer preferences and lawsuits;

•

any equipment failures, accidents, critical operating technology or business system failures, natural disasters, severe weather events, acts of war, terrorism or other acts of violence, sabotage, physical attacks or security breaches, cyberattacks or other incidents that may impact our ability to provide safe and reliable service to our customers;

•	any inability to recover the carrying amount of our long-lived assets;

•	disruptions or cost increases in our supply chain, including labor shortages;

•	any inability to maintain sufficient liquidity or access sufficient capital on commercially reasonable terms;

•	the impact of cybersecurity attacks or intrusions or other disruptions to our information technology, operational or other systems;

•	an increasing demand for power and load growth, potentially compounded by a shift away from natural gas toward increased electrification;

•	failure to attract and retain a qualified workforce;

•	increases in the costs of equipment, materials, fuel, services and labor;

•	the impact of our covenants in our debt instruments and credit agreements on our business;

•	adverse performance of our defined benefit plan trust funds and Nuclear Decommissioning Trust Fund and increases in funding requirements;

•	any inability to enter into or extend certain significant contracts;

•	development, adoption and use of Artificial Intelligence by us and our third-party vendors;

•	fluctuations in, or third-party default risk in wholesale power and natural gas markets, including the potential impacts on the economic viability of our generation units;

•	the ability to obtain adequate nuclear fuel supply;

•	changes in technology related to energy generation, distribution and consumption and changes in customer usage patterns;

•	third-party credit risk relating to our sale of nuclear generation output and purchase of nuclear fuel;

•	any inability to meet our commitments under forward sale obligations and Regional Transmission Organization rules;

•	the impact of changes in state and federal legislation and regulations on our business, including PSE&G’s ability to recover costs and earn returns on authorized investments;

•	PSE&G’s proposed investment projects or programs may not be fully approved by regulators and its capital investment may be lower than planned;

•	our ability to receive sufficient financial support for our New Jersey nuclear plants from the markets, production tax credit and/or zero emission certificates program;

•	adverse changes in and non-compliance with energy industry laws, policies, regulations and standards, including market structures and transmission planning and transmission returns;

•

risks associated with our ownership and operation of nuclear facilities and third-party operation of co-owned nuclear facilities, including increased nuclear fuel storage costs, regulatory risks, such as compliance with the

Atomic Energy Act and trade control, environmental and other regulations, as well as operational, financial, environmental and health and safety risks;

•	changes in federal, state and local environmental laws and regulations and enforcement;

•	delays in receipt of, or an inability to receive, necessary licenses and permits and siting approvals; and

•	changes in tax laws and regulations.

All of the forward-looking statements made in this report are qualified by these cautionary statements and we cannot assure you that the results or developments anticipated by management will be realized or even if realized, will have the expected consequences to, or effects on, us or our business, prospects, financial condition, results of operations or cash flows. Readers are cautioned not to place undue reliance on these forward-looking statements in making any investment decision. Forward-looking statements made in this report apply only as of the date of this report. While we may elect to update forward-looking statements from time to time, we specifically disclaim any obligation to do so, even in light of new information or future events, unless otherwise required by applicable securities laws.

The forward-looking statements contained in this report are intended to qualify for the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.

From time to time, PSEG and PSE&G release important information via postings on their corporate Investor Relations website at https://investor.pseg.com. Investors and other interested parties are encouraged to visit the Investor Relations website to review new postings. You can sign up for automatic email alerts regarding new postings at the bottom of the webpage at https://investor.pseg.com or by navigating to the Email Alerts webpage here. The information on https://investor.pseg.com and https://investor.pseg.com/resources/email-alerts/default.aspx is not incorporated herein and is not part of this press release or the Form 8-K to which it is an exhibit.

Attachment 1

Public Service Enterprise Group Incorporated

Consolidating Statements of Operations

(Unaudited, $ millions, except per share data)

	Three Months Ended September 30, 2025
	PSEG	Eliminations	PSE&G	PSEG Power & Other(a)
OPERATING REVENUES	$3,226	$(58)	$2,535	$749
OPERATING EXPENSES
Energy Costs	1,133	(58)	1,013	178
Operation and Maintenance	927	—	543	384
Depreciation and Amortization	311	—	277	34

Total Operating Expenses	2,371	(58)	1,833	596
OPERATING INCOME	855	—	702	153
Net Gains (Losses) on Trust Investments	62	—	—	62
Net Other Income (Deductions)	39	(1)	16	24
Net Non-Operating Pension and OPEB Credits (Costs)	17	—	17	—
Interest Expense	(253)	1	(162)	(92)

INCOME BEFORE INCOME TAXES	720	—	573	147
Income Tax Expense	(98)	—	(58)	(40)

NET INCOME	$622	$—	$515	$107

Reconciling Items Excluded from Net Income(b)	(57)	—	—	(57)

OPERATING EARNINGS (non-GAAP)	$565	$—	$515	$50

Earnings Per Share
NET INCOME	$1.24

Reconciling Items Excluded from Net Income(b)	(0.11)

OPERATING EARNINGS (non-GAAP)	$1.13

	Three Months Ended September 30, 2024
	PSEG	Eliminations	PSE&G	PSEG Power & Other(a)
OPERATING REVENUES	$2,642	$(80)	$2,139	$583
OPERATING EXPENSES
Energy Costs	899	(80)	839	140
Operation and Maintenance	808	—	464	344
Depreciation and Amortization	294	—	254	40

Total Operating Expenses	2,001	(80)	1,557	524
OPERATING INCOME	641	—	582	59
Income from Equity Method Investments	1	—	—	1
Net Gains (Losses) on Trust Investments	89	—	—	89
Net Other Income (Deductions)	37	(1)	18	20
Net Non-Operating Pension and OPEB Credits (Costs)	18	—	20	(2)
Interest Expense	(227)	1	(151)	(77)

INCOME BEFORE INCOME TAXES	559	—	469	90
Income Tax (Expense) Benefit	(39)	—	(90)	51

NET INCOME	$520	$—	$379	$141

Reconciling Items Excluded from Net Income(b)	(72)	—	—	(72)

OPERATING EARNINGS (non-GAAP)	$448	$—	$379	$69

Earnings Per Share
NET INCOME	$1.04

Reconciling Items Excluded from Net Income(b)	(0.14)

OPERATING EARNINGS (non-GAAP)	$0.90

(a)	Includes activities at PSEG Power, PSEG Long Island, Energy Holdings, PSEG Services Corporation and the Parent.
(b)	See Attachments 8 and 9 for details of items excluded from Net Income to compute Operating Earnings (non-GAAP).

Attachment 2

Public Service Enterprise Group Incorporated

Consolidating Statements of Operations

(Unaudited, $ millions, except per share data)

	Nine Months Ended September 30, 2025
	PSEG	Eliminations	PSE&G	PSEG Power & Other(a)
OPERATING REVENUES	$9,253	$(738)	$7,230	$2,761
OPERATING EXPENSES
Energy Costs	3,145	(738)	2,867	1,016
Operation and Maintenance	2,700	—	1,623	1,077
Depreciation and Amortization	939	—	832	107

Total Operating Expenses	6,784	(738)	5,322	2,200
OPERATING INCOME	2,469	—	1,908	561
Net Gains (Losses) on Trust Investments	165	—	—	165
Net Other Income (Deductions)	122	(3)	48	77
Net Non-Operating Pension and OPEB Credits (Costs)	49	—	52	(3)
Interest Expense	(742)	3	(480)	(265)

INCOME BEFORE INCOME TAXES	2,063	—	1,528	535
Income Tax Expense	(267)	—	(135)	(132)

NET INCOME	$1,796	$—	$1,393	$403

Reconciling Items Excluded from Net Income(b)	(129)	—	—	(129)

OPERATING EARNINGS (non-GAAP)	$1,667	$—	$1,393	$274

Earnings Per Share
NET INCOME	$3.59

Reconciling Items Excluded from Net Income(b)	(0.26)

OPERATING EARNINGS (non-GAAP)	$3.33

	Nine Months Ended September 30, 2024
	PSEG	Eliminations	PSE&G	PSEG Power & Other(a)
OPERATING REVENUES	$7,825	$(650)	$6,335	$2,140
OPERATING EXPENSES
Energy Costs	2,628	(650)	2,450	828
Operation and Maintenance	2,415	—	1,395	1,020
Depreciation and Amortization	874	—	758	116

Total Operating Expenses	5,917	(650)	4,603	1,964
OPERATING INCOME	1,908	—	1,732	176
Income from Equity Method Investments	2	—	—	2
Net Gains (Losses) on Trust Investments	191	—	—	191
Net Other Income (Deductions)	119	(4)	50	73
Net Non-Operating Pension and OPEB Credits (Costs)	55	—	58	(3)
Interest Expense	(650)	4	(430)	(224)

INCOME BEFORE INCOME TAXES	1,625	—	1,410	215
Income Tax (Expense) Benefit	(139)	—	(241)	102

NET INCOME	$1,486	$—	$1,169	$317

Reconciling Items Excluded from Net Income(b)	(68)	—	—	(68)

OPERATING EARNINGS (non-GAAP)	$1,418	$—	$1,169	$249

Earnings Per Share
NET INCOME	$2.97

Reconciling Items Excluded from Net Income(b)	(0.13)

OPERATING EARNINGS (non-GAAP)	$2.84

(a)	Includes activities at PSEG Power, PSEG Long Island, Energy Holdings, PSEG Services Corporation and the Parent.
(b)	See Attachments 8 and 9 for details of items excluded from Net Income to compute Operating Earnings (non-GAAP).

Attachment 3

Public Service Enterprise Group Incorporated

Capitalization Schedule

(Unaudited, $ millions)

	September 30, 2025	December 31, 2024
DEBT
Commercial Paper and Loans	$829	$1,593
Long-Term Debt*	22,541	21,114

Total Debt	23,370	22,707
STOCKHOLDERS’ EQUITY
Common Stock	5,045	5,057
Treasury Stock	(1,370)	(1,403)
Retained Earnings	13,446	12,593
Accumulated Other Comprehensive Loss	(112)	(133)

Total Stockholders’ Equity	17,009	16,114

Total Capitalization	$40,379	$38,821

*	Includes current portion of Long-Term Debt

Attachment 4

Public Service Enterprise Group Incorporated

Condensed Consolidated Statements of Cash Flows

(Unaudited, $ millions)

	Nine Months Ended September 30,
	2025	2024
Cash Flows From Operating Activities
Net Income	$1,796	$1,486
Adjustments to Reconcile Net Income to Net Cash Flows From Operating Activities	781	280

Net Cash Provided By (Used In) Operating Activities	2,577	1,766

Net Cash Provided By (Used In) Investing Activities	(2,060)	(2,363)

Net Cash Provided By (Used In) Financing Activities	(311)	726

Net Change in Cash, Cash Equivalents and Restricted Cash	206	129
Cash, Cash Equivalents and Restricted Cash at Beginning of Period	154	99

Cash, Cash Equivalents and Restricted Cash at End of Period	$360	$228

Attachment 5

Public Service Electric & Gas Company

Retail Sales

(Unaudited)

September 30, 2025

Electric Sales

Sales (millions kWh)	Three Months Ended	Change vs. 2024	Nine Months Ended	Change vs. 2024
Residential	4,539	(2%)	10,971	(1%)
Commercial & Industrial	7,181	(1%)	20,011	(1%)
Other	84	18%	246	2%

Total	11,804	(1%)	31,228	(1%)

Gas Sold and Transported

Sales (millions therms)	Three Months Ended	Change vs. 2024	Nine Months Ended	Change vs. 2024
Firm Sales
Residential Sales	89	0%	1,031	9%
Commercial & Industrial	106	8%	762	8%

Total Firm Sales	195	4%	1,793	9%

Non-Firm Sales*
Commercial & Industrial	209	(16%)	685	12%

Total Non-Firm Sales	209		685

Total Sales	404	(7%)	2,478	10%

*	Contract Service Gas rate included in non-firm sales

Weather Data*

	Three Months Ended	Change vs. 2024	Nine Months Ended	Change vs. 2024
THI Hours - Actual	12,460	(7%)	17,581	(9%)
THI Hours - Normal	12,909		17,101
Degree Days - Actual	—	(100%)	2,749	9%
Degree Days - Normal	21		2,976

*

Winter weather as defined by heating degree days (HDD) to serve as a measure for the need for heating. For each day, HDD is calculated as HDD = 65°F – the average hourly daily temperature. The measures use data provided by the National Oceanic and Atmospheric Administration based on readings from Newark Liberty International Airport. Comparisons to normal are based on twenty years of historic data.

Attachment 6

Nuclear Generation Measures

(Unaudited)

	GWh Breakdown		GWh Breakdown
	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2025	2024	2025	2024
Nuclear - NJ	5,189	5,456	15,323	14,971
Nuclear - PA	2,714	2,631	8,446	8,323

	7,903	8,087	23,769	23,294

Attachment 7

Public Service Enterprise Group Incorporated

Statistical Measures

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Weighted Average Common Shares Outstanding (millions)
Basic	499	498	499	498
Diluted	501	500	501	500
Stock Price at End of Period			$83.46	$89.21
Dividends Paid per Share of Common Stock	$0.63	$0.60	$1.89	$1.80
Dividend Yield			3.0%	2.7%
Book Value per Common Share			$34.10	$32.33
Market Price as a Percent of Book Value			245%	276%

Attachment 8

Public Service Enterprise Group Incorporated

Consolidated Operating Earnings (non-GAAP) Reconciliation

Reconciling Items	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
	($ millions, Unaudited)
Net Income	$622	$520	$1,796	$1,486
(Gain) Loss on Nuclear Decommissioning Trust (NDT)
Fund Related Activity, pre-tax	(70)	(91)	(190)	(199)
(Gain) Loss on Mark-to-Market (MTM), pre-tax(a)	(20)	(23)	(22)	76
Lease Related Activity, pre-tax	—	—	—	(4)
Income Taxes related to Operating Earnings (non-GAAP) reconciling items(b)	33	42	83	59

Operating Earnings (non-GAAP)	$565	$448	$1,667	$1,418

PSEG Fully Diluted Average Shares Outstanding (in millions)	501	500	501	500

	($ Per Share Impact—Diluted, Unaudited)
Net Income	$1.24	$1.04	$3.59	$2.97
(Gain) Loss on NDT Fund Related Activity, pre-tax	(0.13)	(0.17)	(0.38)	(0.39)
(Gain) Loss on MTM, pre-tax(a)	(0.04)	(0.05)	(0.04)	0.15
Lease Related Activity, pre-tax	—	—	—	(0.01)
Income Taxes related to Operating Earnings (non-GAAP) reconciling items(b)	0.06	0.08	0.16	0.12

Operating Earnings (non-GAAP)	$1.13	$0.90	$3.33	$2.84

(a)	Includes the financial impact from positions with forward delivery months.
(b)

Income tax effect calculated at the statutory rate except for qualified NDT related activity, which records an additional 20% trust tax on income (loss) from qualified NDT Funds, and lease related activity.

Attachment 9

PSEG Power & Other Operating Earnings (non-GAAP) Reconciliation

Reconciling Items	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
	($ millions, Unaudited)
Net Income	$107	$141	$403	$317
(Gain) Loss on NDT Fund Related Activity, pre-tax	(70)	(91)	(190)	(199)
(Gain) Loss on MTM, pre-tax(a)	(20)	(23)	(22)	76
Lease Related Activity, pre-tax	—	—	—	(4)
Income Taxes related to Operating Earnings (non-GAAP) reconciling items(b)	33	42	83	59

Operating Earnings (non-GAAP)	$50	$69	$274	$249

PSEG Fully Diluted Average Shares Outstanding (in millions)	501	500	501	500

(a)	Includes the financial impact from positions with forward delivery months.
(b)

Income tax effect calculated at the statutory rate except for qualified NDT related activity, which records an additional 20% trust tax on income (loss) from qualified NDT Funds, and lease related activity.